Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income (loss) before income taxes for the Company’s U.S. and non-U.S. operations was as follows:

(In millions)	2019	2018	2017
U.S.	$190.2	$190.8	$(119.8)
Non-U.S.	51.4	56.9	33.3
Income (loss) before income taxes	$241.6	$247.7	$(86.5)

The income tax provision (benefit) was as follows:

(In millions)	2019	2018	2017
Current:
Federal	$2.2	$1.0	$(0.8)
State	0.2	(0.8)	(1.3)
Foreign	8.1	10.1	6.2
Total	10.5	10.3	4.1
Deferred:
Federal	(4.6)	1.3	2.4
State	(40.4)	(0.5)	(14.4)
Foreign	6.0	(0.1)	1.1
Total	(39.0)	0.7	(10.9)
Income tax provision (benefit)	$(28.5)	$11.0	$(6.8)

The following is a reconciliation of income taxes computed at the statutory U.S. Federal income tax rate to the actual effective income tax provision (benefit):

(In millions)	2019	2018	2017
Taxes computed at the federal rate	$50.7	$52.0	$(30.3)
Goodwill impairment	—	—	36.6
State and local income taxes, net of federal tax benefit	0.3	(0.5)	—
Valuation allowance	(90.1)	(48.0)	(14.5)
Repatriation of foreign earnings (GILTI starting in 2018)	3.5	5.4	14.2
Restructuring	4.2	—	—
Impacts of U.S. Tax Act	—	5.9	(4.1)
Foreign earnings taxed at different rate	2.7	3.2	(3.5)
Adjustment to prior years’ taxes	—	(5.8)	(5.2)
Withholding taxes	2.7	2.7	2.2
Preferential tax rate	(4.1)	(4.8)	(3.7)
Other	1.6	0.9	1.5
Income tax provision (benefit)	$(28.5)	$11.0	$(6.8)

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act made broad and complex changes to the U.S. tax code. Changes impacting the Company’s tax provision for the past three years include the following:

(1) Reducing the U.S. federal current and deferred rate to 21%; The change in the U.S. federal corporate tax rate from 35% to 21% resulted in a $2.6 million benefit, which was recognized in 2017, as it related to the remeasurement of indefinite lived deferred tax liabilities. In addition, the reconciliation of income taxes utilized a 35% U.S. federal tax rate for 2017 compared to 2019 and 2018 which utilized a 21% federal tax rate.

(2) Repeal of the alternative minimum tax, which resulted in a $1.5 million decrease in the deferred tax asset valuation allowance that was recognized in 2017. This tax benefit, along with the benefit related to the remeasurement of indefinite lived deferred tax assets is combined for a total benefit of $4.1 million and presented within the 2017 income tax reconciliation as Impact from U.S. tax reform in the above table.

(3) Requiring companies to pay a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries, with $5.9 million included in the 2018 tax provision. This is also reported as Impact from U.S. tax reform for 2018.

(4) Requiring a current year inclusion in U.S. federal taxable income of certain earnings of controlled foreign corporations, commonly referred to as Global Intangible Low-Taxed Income (GILTI), for which the Company is currently utilizing pre-January 1, 2018 net operating losses (NOLs) to offset the 2019 income inclusion of $16.8 million ($3.5 million net tax effect) and utilized pre-January 1, 2018 losses in 2018 to offset the $25.7 million ($5.4 million net tax effect) inclusion. The Company has elected to recognize GILTI liabilities as an element of income tax expense in the period incurred.

(5) Creating a new limitation on deductible interest expense, for which the Company has estimated the federal limitation to be $24 million in 2019, creating an indefinite lived deferred tax asset for which a valuation allowance was not established. This limitation is affected by the interpretation of the meaning of depreciation in the proposed regulations, which could change as additional guidance and/or final regulations are issued. The Company continues to analyze additional planning around the overall calculation and continues to wait for final regulations.
In 2018, the Company was granted a preferential tax rate related to the STAL joint venture operations in China for tax years 2018 through 2020. The preferential tax rate is 15%, compared to the statutory rate of 25%. The Company has benefited from past preferential tax rate grants by the Chinese government, and the previous 15% three-year preferential tax rate expired on December 31, 2017.

In 2019, the Company restructured certain foreign legal entities, including the elimination of entities that were no longer cost-effective following changes of the Tax Act, which resulted in $4.2 million of tax expense related to previously-recognized net operating loss carryforwards.

The Company recognizes deferred tax assets to the extent it believes these deferred tax assets are more likely than not to be realized. Valuation allowances are established when it is estimated that it is more likely than not the tax benefit of the deferred tax asset will not be realized. In making such determination, the Company considers all available evidence, both positive and negative, regarding the estimated future reversals of existing taxable temporary differences, estimated future taxable income exclusive of reversing temporary differences and carryforwards, historical taxable income in prior carryback periods if carryback is permitted, and potential tax planning strategies which may be employed to prevent an operating loss or tax credit carryforward from expiring unused.  The verifiable evidence such as future reversals of existing temporary differences and the ability to carryback are considered before the subjective sources such as estimate future taxable income exclusive of temporary differences and tax planning strategies.  In situations where a three-year cumulative loss position exists, accounting standards limit the ability to consider projections of future results as positive evidence to assess the realizability of deferred tax assets. If the Company determines that it would not be able to realize its deferred tax assets in the future in excess of their recorded net amount, an adjustment to the deferred tax asset valuation allowance would result.
Beginning in 2015, the Company’s results reflected a three year cumulative loss from U.S. operations, and valuation allowances were established on its’ federal and state deferred tax assets. In 2017, the Company’s results reflected a partial release of the valuation allowance related to the federal and state deferred tax assets, along with the one-time transition tax inclusion in 2017. In 2018 based upon updated guidance, approximately $28.2 million of available tax credits were used instead of the NOL to offset the transition tax inclusion. This overall change in presentation was reflected within the 2018 effective tax rate.
In 2018, the Company reported income before tax of $247.7 million, of which $190.8 million was attributable to the U.S. The overall income, along with the GILTI inclusion for the year, resulted in the Company utilizing NOL deferred tax assets in 2018, which resulted in a U.S. valuation allowance release of $46.3 million for 2018. At December 31, 2018, the Company continued to maintain a valuation allowance on the net deferred tax assets for U.S. federal and state income tax purposes, with the exception of the indefinite lived deferred tax liability related to goodwill and the withholding tax liability associated with its permanent reinvestment assertion, as well as valuation allowances for certain foreign operations.
At December 31, 2019, the Company’s U.S. results have switched from a three-year cumulative loss position to a three-year cumulative income position, allowing the Company to utilize forecasts of future profits as a source of income when evaluating the overall need for a valuation allowance. The Company determined that valuation allowances on net deferred tax asset balances for federal and certain state jurisdictions are no longer required. Certain individual tax attributes still require a valuation allowance based on expected utilization. The change in the overall valuation allowance for 2019 includes amounts utilized during the year as part of the reported effective tax rate, as well as a $45.1 million reduction at December 31, 2019 based on a change in judgment on the realizability of deferred tax assets.
The Company also established valuation allowances on deferred tax amounts recorded in accumulated other comprehensive loss in 2017, 2018 and 2019 of $28.8 million, $49.3 million and $41.5 million, respectively, which are not reflected in the preceding table reconciling amounts recognized in the income tax provision (benefit) recorded on the statement of operations (see Note 15). Due to the change in judgment on the realizability of deferred tax assets at December 31, 2019, no changes to the beginning of year balances for U.S deferred tax valuation allowances were recognized in accumulated other comprehensive loss in 2019. The 2019 income tax provision includes $6.0 million of tax expense for the recognition of a stranded deferred tax balance in accumulated other comprehensive loss arising from deferred tax valuation allowances that was associated with a cash flow hedge portfolio that fully settled in the fourth quarter of 2019. See Notes 12 and 15 for additional information on cash flow hedge activity.
Deferred income taxes result from temporary differences in the recognition of income and expense for financial and income tax reporting purposes, and differences between the fair value of assets acquired in business combinations accounted for as purchases for financial reporting purposes and their corresponding tax bases. Deferred income taxes represent future tax benefits or costs to be recognized when those temporary differences reverse. The categories of assets and liabilities that have resulted in differences in the timing of the recognition of income and expense at December 31, 2019 and 2018 were as follows:

(In millions)	2019	2018
Deferred income tax assets
Pensions	$155.5	$159.4
Postretirement benefits other than pensions	83.8	87.3
Net operating loss tax carryovers	264.4	307.5
Tax credits	42.6	49.7
Other items	86.1	69.7
Gross deferred income tax assets	632.4	673.6
Valuation allowance for deferred tax assets	(94.5)	(194.8)
Total deferred income tax assets	537.9	478.8
Deferred income tax liabilities
Bases of property, plant and equipment	364.2	371.5
Inventory valuation	65.5	67.1
Bases of amortizable intangible assets	23.7	29.9
Other items	27.0	14.5
Total deferred tax liabilities	480.4	483.0
Net deferred tax asset (liability)	$57.5	$(4.2)

The following summarizes the carryforward periods for the tax attributes related to NOLs and credits by jurisdiction.

($ in millions, U.S. and U.K. NOL amounts are pre-tax and all other items are after-tax)
Jurisdiction	Attribute	Amount	Expiration Period	Amount expiring within 5 years	Amount expiring in 5-20 years
U.S.	NOL	$766	20 years	$—	$766
U.S.	Foreign Tax Credit	$30	10 years	$7	$23
U.S.	Research and Development Credit	$2	20 years	$—	$2
State	NOL	$136	Various	$30	$106
State	Credits	$11	Various	$3	$8
U.K.	NOL	$23	Indefinite	$—	$—
Poland	Economic Zone Credit	$2	7 years	$—	$2

Income taxes paid and amounts received as refunds were as follows:

(In millions)	2019	2018	2017
Income taxes paid	$15.1	$9.7	$10.4
Income tax refunds received	(9.2)	(1.6)	(7.1)
Income taxes paid, net	$5.9	$8.1	$3.3

In general, the Company is responsible for filing consolidated U.S. federal, foreign and combined, unitary or separate state income tax returns. The Company is responsible for paying the taxes relating to such returns, including any subsequent adjustments resulting from the redetermination of such tax liability by the applicable taxing authorities.
Deferred taxes of $3.5 million have been recorded for foreign withholding taxes on earnings expected to be repatriated to the U.S. The Company does not intend to distribute previously taxed earnings resulting from the one-time transition tax under the Tax Act, and has not recorded any deferred taxes related to such amounts. The remaining excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries is indefinitely reinvested, and the determination of any deferred tax liability on this amount is not practicable.
Uncertain tax positions are recorded using a two-step process based on (1) determining whether it is more-likely-than-not the tax positions will be sustained on the basis of the technical merits of the position and (2) for those positions that meet the more-likely-than-not recognition threshold, the Company records the largest amount of the tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. The changes in the liability for unrecognized income tax benefits for the years ended December 31, 2019, 2018 and 2017 were as follows:

(In millions)	2019	2018	2017
Balance at beginning of year	$14.7	$14.7	$22.7
Increases in prior period tax positions	—	—	—
Decreases in prior period tax positions	—	(0.1)	(0.7)
Increases in current period tax positions	0.9	0.7	0.7
Expiration of the statute of limitations	(1.2)	(0.6)	(0.4)
Settlements	—	—	(7.6)
Balance at end of year	$14.4	$14.7	$14.7

For years ended December 31, 2019, 2018 and 2017, the liability includes $11.5 million, $12.1 million and $11.7 million, respectively, of unrecognized tax benefits that are classified within deferred income taxes as a reduction of NOL carryforwards and other tax attributes. The total estimated unrecognized tax benefit that, if recognized, would affect ATI’s effective tax rate is approximately $3 million. At this time, the Company believes that it is reasonably possible that approximately $2 million of the estimated unrecognized tax benefits as of December 31, 2019 will be recognized within the next twelve months based on the expiration of statutory review periods.

The Company recognizes accrued interest and penalties related to uncertain tax positions as income tax expense. The amounts accrued for interest and penalty charges for the years ended December 31, 2019, 2018 and 2017 were not significant. At both December 31, 2019 and 2018, the accrued liabilities for interest and penalties related to unrecognized tax benefits were $2.7 million.
The Company, and/or one of its subsidiaries, files income tax returns in the U.S. federal jurisdiction and in various state and foreign jurisdictions. A summary of tax years that remain subject to examination, by major tax jurisdiction, is as follows:

Jurisdiction	Earliest Year Open to Examination
U.S. Federal	2018
States:
Pennsylvania	2016
Foreign:
China	2016
Poland	2013
United Kingdom	2017